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                                                                 Exhibit 10.18


                                 CINEMA RIDE, INC.

                          1995 DIRECTORS STOCK OPTION PLAN

     1. PURPOSE. The purpose of this Cinema Ride, Inc. 1995 Directors Stock Option Plan ("Plan") is to further the growth and development of Cinema Ride, Inc. ("Company") by providing, through ownership of stock of the Company, an incentive to non-employee Directors who are in a position to contribute materially to the prosperity of the Company:

               (i) To increase such persons' interests and provide mutuality of interest in the Company's welfare between shareholders and non-employee Directors,

               (ii) To encourage non-employee Directors to continue their services to the Company or its subsidiaries, and

               (iii) To attract individuals of outstanding ability.

     This Plan is effective on the Effective Date (as provided in Section 10) and shall apply to options granted on or after the Effective Date.

     2. TYPES OF STOCK OPTIONS. Only non-Qualified Stock Options ("Options") not specifically authorized or qualified for favorable income tax treatment by the Code shall be granted under the Plan.

     3.   DEFINITIONS.  The following definitions are applicable to the Plan:

          3.1  BOARD.  The Board of Directors of the Company.

          3.2  COMMON STOCK.  The shares of Common Stock of the Company.

          3.3 CODE. The Internal Revenue Code of 1986, as amended from time to time.

          3.4  COMPANY.  Cinema Ride, Inc., a Delaware corporation.

          3.5 DISABLED OR DISABILITY. For the purposes of Section 7.4, a disability of the type defined in Section 22(e)(3) of the Code. The determination of whether an individual is Disabled or has a Disability is determined under procedures established by the Plan Administrator for purposes of the Plan.

          3.6 FAIR MARKET VALUE. For purposes of the Plan, the "Fair Market Value" per share of Common Stock of the Company at any date shall be (a) if the Common Stock is listed on an established stock exchange or exchanges, the closing price per share on the last trading day immediately preceding such date on the principal exchange on which it is traded, or (b) if the Common Stock is not then listed on an exchange but is quoted on the Nasdaq National Market, the Nasdaq Small Cap Market, the Nasdaq electronic bulletin board or the National Quotation Bureau pink sheets, the average of the closing bid and asked prices per share for the Common Stock as quoted by Nasdaq or the National Quotation Bureau, as the case may be, on last trading



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day immediately preceding such date, or (c) if the Common Stock is not then listed on an exchange or quoted by Nasdaq or the National Quotation Bureau, an amount determined in good faith by the Plan Administrator.

          3.7 PLAN. The Cinema Ride, Inc. 1995 Directors Stock Option Plan, as amended from time to time.

          3.8 PLAN ADMINISTRATOR. The Board or the Stock Option Committee designated pursuant to Section 4 to administer, construe and interpret the terms of the Plan.

     4.   ADMINISTRATION.

          4.1 ADMINISTRATION BY BOARD. Subject to Section 4.2, the Plan Administrator shall be the Board of Directors of the Company (the "Board"). Subject to the provisions of the Plan, the Plan Administrator shall have authority to construe and interpret the Plan, to promulgate, amend, and rescind rules and regulations relating to its administration, and to make all of the determinations necessary or advisable for administration of the Plan. The interpretation and construction by the Plan Administrator of any provision of the Plan, or of any agreement issued and executed under the Plan, shall be final and binding upon all parties. No member of the Board shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

          4.2 ADMINISTRATION BY COMMITTEE. The Board may, in its sole discretion, delegate any or all of its duties as Plan Administrator to a stock option committee (the "Committee") of not fewer than two (2) members of the Board to be appointed by and serve at the pleasure of the Board. From time to time, the Board may increase or decrease (to not less than two members) the size of the Committee, and add additional members to, or remove members from, the Committee. The Committee shall act pursuant to a majority vote, or the written consent of a majority of its members, and minutes shall be kept of all of its meetings and copies thereof shall be provided to the Board. Subject to the provisions of the Plan and the directions of the Board, the Committee may establish and follow such rules and regulations for the conduct of its business as it may deem advisable. No member of the Committee shall be liable for any action or determination undertaken or made in good faith with respect to the Plan or any agreement executed pursuant to the Plan.

          4.3 DISCRETION OF COMMITTEE. Notwithstanding the above, the selection of the Director to whom options may be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the period during which any stock option may be exercised, and the term of any stock option shall be as hereinafter provided, and the Committee shall have no discretion as to such matters.

     5. GRANT OF STOCK OPTIONS. On the fourth business day following the day of each annual meeting of the shareholders of the Company, each person who is then a member of the Board and who is not then an employee of the Company or any of its subsidiaries (a "non-employee Director") shall automatically and without further action by the Board or the Committee be granted a "non-statutory stock option (i.e. an option which does not qualify under


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Sections 422 or 423 of the Code) to purchase 10,000 shares of Company stock subject to adjustment and substitution as set forth in Section 7.10.

     In addition, upon the adoption of this Plan, each non-employee Director shall receive an option for (i) an addition 10,000 shares and (ii) a number of shares computed by multiplying 10,000 by the number of full years each such non-employee Director has served on the Company's Board of Directors.

     If at any time the number of shares then remaining available for the grant of stock options under the Plan is not sufficient for each non-employees Director to be granted an option for 10,000 shares (or the number of adjusted or substituted shares pursuant to Section 7.10), then each non-employee Director shall be granted an option for a member of whole shares equal to the number of shares then remaining divided by the number of non-employee Directors, disregarding any fraction of a share.

     6. SHARES SUBJECT TO OPTIONS. The stock available for grant of Options under the Plan shall be shares of the Company's authorized but unissued, or reacquired, Common Stock. The aggregate number of shares which may be issued pursuant to exercise of Options granted under the Plan, as amended, shall not exceed 100,000 shares of Common Stock (subject to adjustment as provided in Section 7.10), including shares previously issued under the Plan. In the event that any outstanding Option under the Plan for any reason expires or is terminated, the shares of Common Stock allocable to the unexercised portion of the Option shall again be available for Options under the Plan as if no Option had been granted with respect to such shares.

     7. TERMS AND CONDITIONS OF STOCK OPTIONS. Stock options granted under the Plan shall be subject to the following terms and conditions:

          7.1 The purchase price at which each Stock Option may be exercised (the "option price") shall be the Fair Market Value per share of Common Stock on the date of grant. Each Option granted under the Plan shall become exercisable on a cumulative basis as to one-third (1/3) of the total number of shares covered thereby at any time after one year from the date the Option is granted and an additional one-third (1/3) of such total number of shares at any time after the end of each consecutive one-year period thereafter until the Option has become exercisable as to all of such total number of shares. All Options granted but not yet exercisable as a result of the previous sentence shall become exercisable notwithstanding the previous sentence upon the death or disability of the grantee. To the extent that a grantee has the right to exercise an Option and purchase shares pursuant thereto, the Option may be exercised from time to time by written notice to the Company, stating the number of shares being purchased and accompanied by payment in full of the exercise price for such shares.

          7.2 The option price for each stock option shall be paid in full upon exercise and shall be payable in cash in United States dollars (including check, bank draft or money order); provided, however, that in lieu of such cash the person exercising the stock option may pay the option price in whole or in part by delivering to the Company shares of the Common Stock having a Fair Market Value on the date of exercise of the Stock Option, equal to the option price for the shares being purchased; except that (i) any portion of the option price representing a fraction of a share shall in any event be paid in cash and (ii) no shares of the Common Stock


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which have been held for less than six months may option.  Delivery of shares may also be accomplished through the effective transfer to the Company of shares held by a broker or other agent. The Company will also cooperate with any person exercising a stock option who participates in a cashless exercise program of a broker or other agent under which all or part of the shares received upon exercise of the stock option are sold through the broker or other agent or under which the broker or other agent makes a loan to such person. Notwithstanding the foregoing, the exercise of the stock option shall not be deemed to occur and no shares of Common Stock will be issued by the Company upon exercise of the stock option until the Company has received payment of the option price in full. The date of exercise of a stock option shall be determined under procedures established by the Committee, and as of the date of exercise the person exercising the stock option shall be considered for all purposes to be the owner of the shares with respect to which the stock option has been exercised. Payment of the option price with shares shall not increase the number of shares of the Common Stock which may be issued under the Plan as provided in Section 5.

          7.3 No stock option shall be exercisable during the first six months of its term except in case of death as provided in Section 7.5. Subject to the preceding sentence and subject to Section 7.5 which provides for earlier termination of a stock option under certain circumstances, each stock option shall be exercisable for ten years from the date of grant and not thereafter. A stock option to the extent exercisable at any time may be exercised in whole or in part.

          7.4 No stock option shall be transferable by the grantee otherwise than by Will, or if the grantee dies intestate, by the laws of descent and distribution of the state of domicile of the grantee at the time of death. All stock options shall be exercisable during the lifetime of the grantee only by the grantee or the grantee's guardian or legal representative. These restrictions on transferability shall not apply to the extent such restrictions are not at the time required for the Plan to continue to meet the requirements of Rule 16b-3 under the Securities Exchange Act of 1934 (the "1934 Act"), or any successor Rule.

          7.5 If a grantee ceases to be a Director of the Company for any reason, any outstanding stock options held by the grantee shall be exercisable according to the following provisions:

               (i) If a grantee ceases to be a Director of the Company for any reason other than resignation, removal for cause or death, any outstanding stock option held by such grantee shall be exercisable by the grantee (but only if exercisable by the grantee immediately prior to ceasing to be a Director) at any time prior to the expiration date of such stock option or within one year after the date the grantee ceases to be a Director, whichever is the shorter period;

               (ii) If during his term of office as a Director a grantee resigns from the Board or is removed from office for cause, any outstanding stock option held by the grantee which is not exercisable by the grantee immediately prior to resignation or removal shall terminate as of the date of resignation or removal, and any outstanding stock option held by the grantee which is exercisable by the grantee immediately prior to resignation or removal shall be exercisable by the grantee at any time prior to the expiration date of such stock option or within


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three months after the date of resignation or removal of the grantee, whichever is the shorter period;

               (iii) Following the death of a grantee during service as a Director of the Company, any outstanding stock option held by the grantee at the time of death (whether or not exercisable by the grantee immediately prior to death) shall be exercisable by the person entitled to do so under the Will of the grantee, or, if the grantee shall fail to make testamentary disposition of the stock option or shall die intestate, by the legal representative of the grantee at any time prior to the expiration date of such stock option or within one year after the date of death of the grantee, whichever is the shorter period;

               (iv) Following the death of a grantee after ceasing to be a Director and during a period when a stock option is exercisable under clause
(ii) above, the stock option shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative at any time prior to the expiration date of the stock option or within one year after the date of death, whichever is the shorter period; and

               (v) Following the death of a grantee after ceasing to be a Director and during a period when a stock option is exercisable under clause
(iii) above, the stock option shall be exercisable by such person entitled to do so under the Will of the grantee or by such legal representative at any time during the shorter of the following two periods: (i) until the expiration date of the stock option or (ii) until one year after the grantee ceased being a Director or one year after the date of death of the grantee (whichever is longer).

     A stock option held by a grantee who has ceased to be a Director of the Company shall terminate upon the expiration of the applicable exercise period, if any, specified in this Section 7.5.

          7.6 All stock options shall be confirmed by an agreement, or an amendment thereto, which shall be executed on behalf of the Corporation by the Chief Executive Officer (if other than the President), the President or any Vice President and by the grantee.

          7.7 The obligation of the Corporation to issue shares of the Common Stock under the Plan shall be subject to (i) the effectiveness of a registration statement under the Securities Act of 1933, as amended, with respect to such shares, if deemed necessary or appropriate by counsel for the Corporation, (ii) the condition that the shares shall have been listed (or authorized for listing upon official notice of issuance) upon each stock exchange, if any, on which the Common Stock may then be listed and (iii) all other applicable laws, regulations, rules and orders which may then be in effect.

     Subject to the foregoing provisions of this Section 7 and the other provisions of the Plan, any stock option granted under the Plan shall be subject to such restrictions and other terms and conditions, if any, as shall be determined, in its discretion, by the Committee and set forth in the agreement referred to in Section 7.6, or an amendment thereto; except that in no event shall the Committee or the Board have any power or authority which would cause the Plan to fail to be a plan described in Rule 16b-3(c)(2)(ii), or any successor Rule.


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          7.8  RESTRICTIONS ON ISSUANCE OF SHARES. The issuance of Options and shares shall be subject to compliance with all the applicable requirements of law with respect to the issuance and sale of securities, including, without limitation, any required qualification under the California Corporate Securities Law of 1968, as amended, or other state securities laws. If a grantee acquires shares of Common Stock pursuant to the exercise of an Option, the Plan Administrator, in its sole discretion, may require as a condition of issuance of shares covered by the Option that the shares of Common Stock shall be subject to restrictions on transfer. The Company may place a legend on the certificates evidencing the shares, reflecting the fact that they are subject to restrictions on transfer pursuant to the terms of this Section. In addition, the grantee may be required to execute a buy-sell agreement in favor of the Company or its designee with respect to all or any of the shares so acquired. In such event, the terms of such agreement shall apply to such shares.

          7.9 INVESTMENT REPRESENTATION. Any grantee may be required, as a condition of issuance of shares covered by his or her Option, to represent that the shares to be acquired pursuant to exercise of the Option will be acquired for investment and without a view to distribution thereof; and in such case, the Company may place a legend on the certificate evidencing the shares reflecting the fact that they were acquired for investment and cannot be sold or transferred unless registered under the Securities Act of 1933, as amended, or unless counsel for the Company is satisfied that the circumstances of the proposed transfer do not require such registration.

          7.10 RECAPITALIZATION OR REORGANIZATION OF COMPANY. Except as otherwise provided herein, appropriate and proportionate adjustments shall be made in the number and class of shares subject to the Plan and to the Option rights granted under the Plan, and the exercise price of such Option rights, in the event that the number of shares of Common Stock of the Company are increased or decreased as a result of a stock dividend (but only on Common Stock), stock split, reverse stock split, recapitalization, reorganization, merger, consolidation, separation, or like change in the corporate or capital structure of the Company.

     In the event there shall be any other change in the number or kind of the outstanding shares of Common Stock of the Company, or any stock or other securities into which such common stock shall have been changed, or for which it shall have been exchanged, whether by reason of a complete liquidation of the Company or a merger, reorganization or consolidation of the Company with any other corporation in which the Company is not the surviving corporation or the Company becomes a wholly-owned subsidiary of another corporation, then if the Plan Administrator shall, in its sole discretion, determine that such change equitably requires an adjustment to shares of Common Stock currently subject to Options under the Plan, or to prices or terms of outstanding Options, such adjustment shall be made in accordance with such determination.
 In addition, in the event of such change described in this paragraph, the Board may accelerate the time or times at which any option may be exercised and may provide for cancellation of such accelerated options which are not exercised within a time period prescribed by the Board in its sole discretion.

     To the extent that the foregoing adjustments relate to stock or securities of the Company, such adjustments shall be made by the Plan Administrator, the determination of which in that respect shall be final, binding, and conclusive. No right to purchase fractional shares shall result


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from any adjustment of Options pursuant to this Section.  In case of any such adjustment, the shares subject to the option shall be rounded down to the nearest whole share. Notice of any adjustment shall be given by the Company to each grantee whose Options shall have been so adjusted and such adjustment (whether or not notice is given) shall be effective and binding for all purposes of the Plan.

          7.11 OTHER PROVISIONS. Each Option may contain such other terms, provisions, and conditions not inconsistent with the Plan as may be determined by the Plan Administrator.

     8. AMENDMENT AND TERMINATION. The right to amend the Plan at any time and from time to time and the right to terminate the Plan at any time are hereby specifically reserved to the Board; provided always that no such termination shall terminate any outstanding stock options granted under the Plan; and provided further that no amendment of the Plan shall (i) be made without stockholder approval if stockholder approval of the amendment is at the time required for stock options under the Plan to qualify for the exemption from Section 16(b) of the 1934 Act provided by Rule 16b-3, or any successor Rule, or by the rules of any stock exchange on which the Common Stock may then be listed, (ii) amend more than once every six months the provisions of the Plan relating to the selection of the Directors to whom stock options are to be granted, the timing of such grants, the number of shares subject to any stock option, the exercise price of any stock option, the periods during which any stock option may be exercised and the term of any stock option other than to comport with changes in the Code or the rules and regulations thereunder or (iii) otherwise amend the Plan in any manner that would cause stock options under the Plan not to qualify for the exemption provided by Rule 16b-3, or any successor Rule. No amendment or termination of the Plan shall, without the written consent of the holder of a stock option theretofore awarded under the Plan, adversely affect the rights of such holder with respect thereto.

     Notwithstanding anything contained in the preceding paragraph or any other provision of the Plan or any stock option agreement, the Board shall have the power to amend the Plan in any manner deemed necessary or advisable for stock options granted under the Plan to qualify for the exemption provided by Rule 16b-3 (or any successor rule relating to exemption from Section 16(b) of the 1934 Act), and any such amendment shall, to the extent deemed necessary or advisable by the Board, be applicable to any outstanding stock options theretofore granted under the Plan notwithstanding any contrary provisions contained in any stock option agreement. In the event of any such amendment to the Plan, the holder of any stock option outstanding under the Plan shall, upon request of the Committee and as a condition to the exercisability of such option, execute a conforming amendment in the form prescribed by the Committee to the stock option agreement referred to in
Section 7.6 within such reasonable time as the Committee shall specify in such request.

     9. INDEMNIFICATION. In addition to such other rights of indemnification as they may have as members of the Plan Administrator, the members of the Plan Administrator administering the Plan shall be indemnified by the Company against reasonable expense, including attorneys' fees, actually and necessarily incurred in connection with the defense of any action, suit, or proceeding, or in connection with any appeal therein, to which they or any of them may be a party by reason of any action taken or failure to act under or in connection with the Plan or any Option granted thereunder, and against all amounts paid by them in settlement


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thereof (provided such settlement is approved by independent legal counsel selected by the Company) or paid by them in satisfaction of a judgment in any action, suit, or proceeding, except in relation to matters as to which it shall be adjudged in such action, suit, or proceeding that such member is liable for negligence or misconduct in the performance of his duties, provided that within 60 days after institution of any such action, suit, or proceeding, the member shall in writing offer the Company the opportunity, at its own expense, to handle and defend the same.

     10. EFFECTIVE DATE AND TERM OF PLAN. This Plan shall become effective (the "Effective Date") on the date of adoption designated below. No options granted under the Plan will be effective unless the Plan is approved by the stockholders of the Company within 12 months of the date of adoption. Unless sooner terminated by the Board in its sole discretion, the Plan will expire on December 31, 2004.

     IN WITNESS WHEREOF, the Company by its duly authorized officer, has caused this Plan to be executed at Studio City, California, this _____ day of ____________, 1995.

                              CINEMA RIDE, INC.

                              By:  /s/ Mitch Francis
                                   --------------------------
                                   Mitch Francis, President

                              By:  /s/ Gary H. Packman
                                   --------------------------
                                   Gary H. Packman, Secretary



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